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                                                                    Exhibit 99.4


                                                                       EXHIBIT C


                                     FORM OF
                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                           WYNDHAM INTERNATIONAL, INC.

                                   ARTICLE I.

                                   DEFINITIONS

         For purposes of these Bylaws, the following words shall have the meanings set forth below:

                  (a) "Certificate" shall mean the Restated Certificate of Incorpora tion of the Corporation, as amended from time to time, including any Certificates of Designation for any series of stock of the Corporation.

                  (b) "Corporation" shall mean Wyndham International, Inc. (formerly "Patriot American Hospitality Operating Company").

                  (c) "DGCL" shall mean the Delaware General Corporation Law, as amended from time to time.

                  (d) "Public Announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K) or (iii) a letter or report sent to stockholders of record of the Corporation at the time of the mailing of such letter or report.


                                   ARTICLE II.

                            MEETINGS OF STOCKHOLDERS

         2.1 PLACES OF MEETINGS. All meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as from time to time may be fixed by the Board of Directors.





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         2.2 ANNUAL MEETINGS. The annual meeting of the stockholders, for the election of directors and transaction of such other business as may come properly before the meeting, shall be held at such date and time as shall be determined by the Board of Directors.

         2.3 SPECIAL MEETINGS. A special meeting of the stockholders for any purpose or purposes may be called at any time only by the Chairman of the Board, the Chief Executive Officer or by a majority of the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

         2.4 NOTICE OF MEETINGS: ADJOURNMENTS. A written notice of each annual meeting stating the hour, date and place of such annual meeting shall be given by the Secretary or an Assistant Secretary of the Corporation (or other person authorized by these Bylaws or by law) not less than 10 days nor more than 60 days before the annual meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Certificate or under these Bylaws, is entitled to such notice, by delivering such notice to him or her or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the stock transfer books of the Corporation. Such notice shall be deemed to be delivered when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.

         Notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.

         Notice of an annual meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual meeting or special meeting of stockholders need be specified in any written waiver of notice.

         The Board of Directors may postpone and reschedule any previously scheduled annual meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to this Section 2.4 or otherwise. In no event shall the Public Announcement of an adjournment, postponement or

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rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under Section 2.9 of these Bylaws.

         When any meeting is convened, the presiding officer of the meeting may adjourn the meeting if (a) no quorum is present for the transaction of business,
(b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information that the Board of Directors determines has not been made sufficiently or timely available to stockholders or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any annual meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting, other than an announcement at the meeting at which the adjournment is taken, of the hour, date and place to which the meeting is adjourned; PROVIDED HOWEVER, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or under these Bylaws, is entitled to such notice.

         2.5 QUORUM. Except as otherwise required by the Certificate, any number of stockholders together holding at least a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the stockholders present or represented by proxy.

         2.6 VOTING AND PROXIES. Unless otherwise provided in the Certificate or by law, stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the stock transfer books of the Corporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting before being voted. Except as otherwise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one


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of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.

        2.7 ACTION AT MEETING. When a quorum is present, any matter before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a larger vote is required by law, by the Certificate or by these Bylaws. Any election of any director by stockholders shall be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of such director, except where a larger vote is required by law, by the Certificate or by these Bylaws. The Corporation shall not directly or indirectly vote any shares of its own stock; PROVIDED, HOWEVER, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.

         2.8 STOCKHOLDER LIST. The officer or agent having charge of the stock transfer books of the Corporation shall make, at least 10 days before every annual meeting or special meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting or any adjournment thereof, in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open for the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the hour, date and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         2.9 STOCKHOLDER PROPOSALS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation
(i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.9 and on the record date for the determination of stockholders entitled to vote at such annual meeting and who is otherwise entitled to vote at the meeting and (ii) who complies with the notice procedures set forth in this Section 2.9. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in



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proper written form to the Secretary of the Corporation. A stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 105 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); PROVIDED, HOWEVER, that in the event the annual meeting is scheduled to be held on a date that is not within 30 days before or 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 10th day following the day on which Public Announcement of the date of such annual meeting is first made by the Corporation.

         A stockholder's notice to the Secretary of the Corporation shall set forth as to each matter proposed to be brought before an annual meeting: (i) a brief description of the business the stockholder desires to bring before such annual meeting and the reasons for conducting such business at such annual meeting, (ii) the name and address, as they appear on the stock transfer books of the Corporation, of the stock holder proposing such business, (iii) the class and number of shares of the capital stock of the Corporation beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the capital stock of the Corporation beneficially owned by such beneficial owners,
(v) a description of all arrangements or under standings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, (vi) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (vii) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

         If the Board of Directors or a designated committee thereof determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2.9 or that the information provided in a stockholder's notice does not satisfy the information requirements of this
Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If neither the Board of Directors nor such committee makes a determi nation as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the annual meeting shall determine whether the stockholder proposal was made in accordance with the terms of this Section 2.9. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2.9 or that the



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information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this
Section 2.9, the presiding officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such proposal.

         Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9, and nothing in this Section 2.9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

         2.10 INSPECTORS OF ELECTIONS. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

         2.11 PRESIDING OFFICER. The Chairman of the Board, if one is elected, or if not elected or in his or her absence, the Chief Executive Officer, shall preside at all annual meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 2.4 and 2.5 of this Article II. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.



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                                  ARTICLE III.

                                    DIRECTORS

         3.1 GENERAL POWERS. The property, affairs and business of the Corporation shall be managed under the direction of the Board of Directors and, except as otherwise expressly provided by law, the Certificate or these Bylaws, all of the powers of the Corporation shall be vested in such Board.

         3.2 NUMBER OF DIRECTORS. The number of directors of the Corporation shall be fixed pursuant to the Certificate.

         3.3      ELECTION AND REMOVAL OF DIRECTORS; QUORUM.

                  (a) Directors shall be elected by a plurality of the votes cast in the manner provided for in Article V of the Certificate.

                  (b) Any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a director, shall be filled in the manner set forth in the Certificate.

                  (c) Unless otherwise provided for by law or in the Certificate, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office only by the affirmative vote of the holders of at least a majority of the votes represented by the shares then entitled to vote in the election of such director.

                  (d) At any meeting of the Board of Directors, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. However, if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except that when any meeting of the Board of Directors, either regular of special, is adjourned for 30 days or more, notice of the adjourned meeting shall be give as in the case of the original meeting.

         3.4 MEETINGS OF DIRECTORS. Subject to the provisions of the Certificate, meetings of the Board of Directors shall be held at places within or without the State of Delaware and at times fixed by resolution of the Board of Directors, or upon call of the Chairman of the Board or the Chief Executive Officer and the Secretary of the Corporation or officer performing the Secretary's duties shall give not less than 24



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hours' notice by letter, facsimile, telegraph or telephone (or in person) of all meetings of the Board of Directors, provided that notice need not be given of the annual meeting or of regular meetings held at times and places fixed by resolution of the Board of Directors. Subject to the provisions of the Certificate, meetings may be held at any time without notice if all of the directors are present, or if those not present waive notice in writing either before or after the meeting; PROVIDED, HOWEVER, that attendance at a meeting for the express purpose of objecting at the beginning of a meeting to the transaction of any business because the meeting is not lawfully convened shall not be considered a waiver of notice.

         3.5 NOMINATIONS. Nominations of candidates for election as directors of the Corporation at any annual meeting may be made only (a) in the manner provided for in Article V of the Certificate, or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such annual meeting who complies with the timing, informational and other requirements set forth in this Section 3.5. Only persons nominated in accordance with clause (a) of the preceding sentence or the procedures set forth in this
Section 3.5 shall be eligible for election as directors at an annual meeting.

         Nominations, other than those made in the manner provided for in
Article V of the Certificate shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3.5. A stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 75 days nor more than 105 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; PROVIDED, HOWEVER, that in the event that the annual meeting is called for a date that is not within 30 days before or 60 days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or Public Announcement of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or Public Announcement of the date of the special meeting was made, whichever first occurs.

         A stockholder's notice to the Secretary of the Corporation shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person;



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(2) the principal occupation or employment of such person; (3) the class and number of shares of the capital stock of the Corporation which are beneficially owned by such person on the date of such stockholder notice; and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. A stockholder's notice to the Secretary of the Corporation shall further set forth as to the stockholder giving such notice: (1) the name and address, as they appear on the stock transfer books of the Corporation, of such stockholder and of the beneficial owners (if any) of the capital stock of the Corporation registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s); (2) the class and number of shares of the capital stock of the Corporation which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available) and on the date of such stockholder's notice; (3) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder and (4) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         If the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this Section 3.5 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.5 in any material respect, then such nomination shall not be considered at the annual meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3.5, the presiding officer of the annual meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 3.5 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.5 in any material respect, then such nomination shall not be considered at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a



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nomination was made in accordance with the terms of this Section 3.5, the presiding officer shall so declare at the annual meeting and ballots shall be provided for use at the meeting with respect to such nominee.

         Notwithstanding anything to the contrary in the second paragraph of this Section 3.5, in the event that the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 90 days prior to the Anniversary Date, a stockholder's notice required by this Section 3.5 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation.

         No person shall be elected by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.5. Election of directors at an annual meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such annual meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as directors at the annual meeting in accordance with clause (a) of the first sentence of this Section 3.5 or the procedures set forth in this Section 3.5 shall be provided for use at the annual meeting.

         3.6      VOTING.

                  (a) The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless a larger vote is required for such action by the Certificate, these Bylaws or by law.

                  (b) Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

         3.7 MANNER OF PARTICIPATION. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.


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         3.8 COMPENSATION. By resolution of the Board of Directors, directors may be allowed a fee and expenses for attendance at all meetings, but nothing herein shall preclude directors from serving the Corporation in other capacities and receiving compensation for such other services.


                                   ARTICLE IV.

                                   COMMITTEES

         In addition to such committees as may be established by the Certificate and subject to the provisions of the Certificate, the Board of Directors may, by resolution duly adopted, establish one or more standing or special committees of the Board of Directors as it may deem advisable, and the members, terms and authority of such committees shall be set forth in the resolutions establishing the same.

                                   ARTICLE V.

                                    OFFICERS

         5.1 ELECTION OF OFFICERS; TERMS. Subject to the provisions of the Certificate, the officers of the Corporation shall be elected by the Board of Directors and shall include a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer or a Chief Financial Officer. Other officers, including Chairman of the Board, Executive Vice Presidents and Senior Vice Presidents, may be elected by the Board of Directors, and assistant and subordinate officers may from time to time be elected by the Board of Directors. Subject to the provisions of the Certificate, all officers shall hold office until the next annual meeting of the Board of Directors and until their successors are duly elected and qualified. The Chairman of the Board shall be chosen from among the directors. Any two officers may be combined in the same person as the Board of Directors may determine.

         5.2 REMOVAL OF OFFICERS; VACANCIES. Subject to the provisions of the Certificate, any officer of the Corporation may be removed with or without cause, at any time, by the Board of Directors. Vacancies shall be filled by the Board of Directors.

         5.3 DUTIES. The officers of the Corporation shall have such duties as generally pertain to their offices, respectively, as well as such powers and duties as are prescribed by law or are hereinafter provided or as from time to time shall be



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


conferred by the Board of Directors or as provided in the Certificate. The Board of Directors may require any officer to give such bond for the faithful performance of his or her other duties as the Board of Directors may see fit.

         5.4 DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these Bylaws or by the Board of Directors.

         5.5 DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall be responsible for the execution of the policies of the Board of Directors, shall serve as the Chairman of the Executive Committee (if one is established) and shall have direct supervision over the business of the Corporation and its several officers, subject to the ultimate authority of the Board of Directors. He or she shall be a director, and, except as otherwise provided in these Bylaws or in the resolutions establishing such committees or as provided in the Certificate, he or she shall be EX OFFICIO a member of all committees of the Board of Directors. He or she may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he or she shall perform all duties incident to the office of the Chief Executive Officer and such other duties as from time to time may be assigned to him or her by the Board of Directors.

         5.6 DUTIES OF THE PRESIDENT. Unless the Board of Directors, by resolution duly adopted, designates some other person to serve as the Chief Operating Officer of the Corporation, the President shall serve as Chief Operating Officer and shall have direct supervision over the business of the Corporation and its several officers, subject to the authority of the Board of Directors and the Chairman of the Board, and shall consult with and report to the aforementioned officer. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases where the signing and the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law otherwise to be signed or executed. In addition, he or she shall perform all duties incident to the office of the President and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.



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         5.7 DUTIES OF THE VICE PRESIDENTS. Each Vice President, if any, shall have such powers and duties as may from time to time be assigned to him or her by the Chairman of the Board or the Board of Directors. When there shall be more than one Vice President of the Corporation, the Board of Directors may from time to time designate one of them to perform the duties of the President in the absence of the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the Chairman of the Board to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

         5.8 DUTIES OF THE TREASURER OR CHIEF FINANCIAL OFFICER. The Treasurer or Chief Financial Officer shall have charge and custody of and be responsible for all funds and securities of the Corporation, and shall cause all such funds and securities to be deposited in such banks and depositories as shall be designated by the Board of Directors. He or she shall be responsible (i) for maintaining adequate financial accounts and records in accordance with generally accepted accounting practices, (ii) for the preparation of appropriate operating budgets and financial statements, (iii) for the preparation and filing of all tax returns required by law and (iv) for the performance of all duties incident to the office of Treasurer of Chief Financial Officer and such other duties as from time to time may be assigned to him or her by the Board of Directors, the Audit Committee or the Chairman of the Board. The Treasurer or Chief Financial Officer may sign and execute in the name of the Corporation share certificates, deeds, mortgages, bonds, contracts or other instruments, except where the signing and execution of such documents shall be expressly delegated by the Board of Directors or the Chairman of the Board to some other officer or agent of the Corporation or shall be required by law or otherwise to be signed or executed.

         5.9 DUTIES OF THE SECRETARY. The Secretary shall act as secretary of all meetings of the Board of Directors, all committees of the Board of Directors and stockholders of the Corporation. He or she shall (i) keep and preserve the minutes of all such meetings in permanent books, (ii) ensure that all notices required to be given by the Corporation are duly given and served, (iii) have custody of the seal of the Corporation and shall affix the seal or cause it to be affixed to all share certificates of the Corporation and to all documents the execution of which on behalf of the Corporation under its corporate seal is duly authorized in accordance with law or the provisions of these Bylaws, (iv) have custody of all deeds, leases, contracts and other important corporate documents,
(v) have charge of the books, records and papers of the Corporation relating to its organization and management as a Corporation, (vi) see that all reports, statements and other documents required by law (except tax



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returns) are properly filed and (vii) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Board of Directors or the Chairman of the Board.

                                   ARTICLE VI.

                                  CAPITAL STOCK

         6.1 CERTIFICATES. Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board; the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation's officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to a restriction on transfer (as provided in Article IV of the Certificate) and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

         6.2 LOST, DESTROYED AND MUTILATED CERTIFICATES. Holders of the shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may in its discretion cause one or more new certificates for the same number of shares in the aggregate to be issued to such stockholder upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.

         6.3 TRANSFER OF STOCK. The stock of the Corporation shall be transferable or assignable only on the stock transfer books of the Corporation by the holder in person or by attorney on surrender of the certificate for such shares duly endorsed and, if sought to be transferred by attorney, accompanied by a written power of attorney to have the same transferred on the stock transfer books of the Corporation. The Corporation will recognize, however, the exclusive right of the person registered on its stock transfer books as the owner of shares to receive dividends and to vote as such owner.



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


         6.4 FIXING RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or to make a determination of stockholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not less than 10 nor more than 60 days prior to the date on which the particular action requiring such determination of stockholders, is to be taken. If no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notices of the meeting are mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to notice of or to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.


                                  ARTICLE VII.

                                 INDEMNIFICATION

         7.1 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDING OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 7.3 of this Article VII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

         7.2 POWER TO INDEMNIFY IN ACTIONS, SUITS OR PROCEEDING BY OR IN THE RIGHT OF THE CORPORATION. Subject to Section 7.3 of this Article VII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

         7.3 AUTHORIZATION OF INDEMNIFICATION. Any indemnification under this
Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.1 or Section 7.2 of this Article VII, as the case may be. Such determination shall be made (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

         7.4 INDEMNIFICATION BY A COURT. Notwithstanding any contrary determination in the specific case under Section 7.3 of this Article VII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Sections 7.1 and
7.2 of this Article VII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 7.1 or 7.2 of this
Article VII, as the case may be. Neither a contrary determination in the specific case under Section 7.3 of this Article VII nor the absence of any determination thereunder shall be a defense to

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


such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 7.4 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

         7.5 EXPENSES PAYABLE IN ADVANCE. The Corporation shall advance all expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding within 10 days after the receipt by the Corporation of a written statement from such director or officer requesting such advance or advances from time to time, whether prior to or after final disposition of such action, suit or proceeding. Such statement or statements shall reasonably evidence the expenses incurred by such director or officer and shall be preceded or accompanied by an undertaking by or on behalf of such director or officer to repay any expenses so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified against such expenses.

         7.6 NON-EXCLUSIVITY OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any By-Law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 7.1 and 7.2 of this Article VII shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Section 7.1 or 7.2 of this Article VII but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

         7.7 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation



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


would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VII.

         7.8 CERTAIN DEFINITIONS. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries.

         7.9 SURVIVAL OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         7.10 LIMITATIONS OF INDEMNIFICATION. Notwithstanding anything contained in this Article VII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 7.5 hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

         7.11 INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article VII on directors and officers of the Corporation.



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


                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 SEAL. The seal of the Corporation shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Corporation.

         8.2 FISCAL YEAR. The fiscal year of the Corporation shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Direc tors.

         8.3 CHECKS, NOTES AND DRAFTS. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

         8.4      AMENDMENT OF BYLAWS.

                  (a) AMENDMENT BY DIRECTORS. Except as provided otherwise by law or the Certificate, these Bylaws may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the directors then in office.

                  (b) AMENDMENT BY STOCKHOLDERS. These Bylaws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class.

         8.5 VOTING OF STOCK HELD. Unless otherwise provided by resolution of the Board of Directors or of the Executive Committee, if any, the Chief Executive Officer may from time to time appoint an attorney or attorneys or agent or agents of the corporation, in the name and on behalf of the Corporation, to cast the vote that the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation; and the Chief Executive Officer shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Corporation, and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises.



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


In lieu of such appointment, the Chief Executive Officer may himself or herself attend any meetings of the holders of shares or other securities of any such other corporation and there vote or exercise any or all power of the Corporation as the holder of such shares or other securities of such other corporation.





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